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                                 PROMISSORY NOTE

$26,743,000.00                                        November 3, 2003
                                                      Philadelphia, Pennsylvania

        FOR VALUE RECEIVED, FIREHOUSE REALTY CORP., a Pennsylvania corporation ("Firehouse"), REED DEVELOPMENT ASSOCIATES, INC., a Pennsylvania corporation ("Reed"), SOUTH RIVER VIEW PLAZA, INC., a Pennsylvania corporation ("South"), RIVER VIEW DEVELOPMENT CORP., a Pennsylvania corporation ("Development"), RIVERVIEW COMMONS, INC., a Pennsylvania corporation ("Commons"; and together with Firehouse, Reed, South and Development, "Borrower"), each having an address c/o Tower Investments, Inc., One Reed Street, Philadelphia, Pennsylvania 19147, hereby unconditionally promise to pay to the order of CEDAR LENDER LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Twenty Six Million Seven Hundred Forty-Three Thousand ($26,743,000.00) Dollars, constituting the principal amount of the Loan made to Borrower pursuant to the Loan Agreement, of even date herewith between Borrower and Lender (as the same may be amended from time to time, the "Loan Agreement"). Any undefined capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

1.      PAYMENT TERMS

        Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement, and in any event with a final maturity, at which time all amounts remaining outstanding under this Note shall be repaid in full, on the Maturity Date.

2.      DEFAULT AND ACCELERATION

        (i) The whole of the principal sum of this Note, (ii) interest, default interest and other sums, as provided in this Note, (iii) all other monies or costs agreed or provided to be paid by Borrower in this Note or in the other Loan Documents (the sums referred to in (i) through (iii) above shall collectively be referred to as the "Debt") shall become immediately due and payable at the option of Lender upon the happening of any Event of Default.

3.      LOAN DOCUMENTS

        This Note is secured by the Security Agreement. All of the terms, covenants and conditions contained in the Security Agreement and the other Loan Documents are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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4.      SAVINGS CLAUSE

        This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

5.      NO ORAL CHANGE

        This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

6.      WAIVERS

        Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note. If Borrower consists of one or more partnerships, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower consists of one or more limited liability companies, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. If Borrower consists of one or more corporations, the agreements contained herein shall remain in full force and applicable

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notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder.

7.      WAIVER OF TRIAL BY JURY

        BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS NOTE OR ANY ACTS OR OMISSIONS OF LENDER, ITS MEMBERS, PARTNERS, OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

8.      NOTICES

        All notices or other written communications hereunder shall be delivered in accordance with the terms of the Loan Agreement.

9.      AUTHORITY

        Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note and that this Note constitutes valid and binding obligations of Borrower.

10.     APPLICABLE LAW

        This Note shall be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Pennsylvania and the applicable laws of the United States of America.

11.     COUNSEL FEES

        In the event that it should become necessary to employ counsel to collect the Debt, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

12.     JOINT AND SEVERAL LIABILITY

        If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

13.     EXCULPATION

        Notwithstanding any other provision in this Note or the other Loan Documents, the liability of Borrower under this Note and the other Loan Documents shall be limited to the Pledged Collateral (as defined in the Security Agreement), and Lender shall not seek any

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judgment against Borrower or its direct or indirect partners, members, shareholders, principals, affiliates, officers, directors, employees or agents, or any representatives of any of the foregoing.

14.     MISCELLANEOUS

        (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                            [Signature Page Follows]

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        IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        FIREHOUSE REALTY CORP.

                                           By:   /s/  Bart Blatstein
                                                 -------------------------------
                                                 Name:   Bart Blatstein
                                                 Title:  President

                                        RIVER VIEW DEVELOPMENT CORP.

                                           By:   /s/  Bart Blatstein
                                                 -------------------------------
                                                 Name:   Bart Blatstein
                                                 Title:  President

                                        SOUTH RIVER VIEW PLAZA, INC.

                                           By:   /s/  Bart Blatstein
                                                 -------------------------------
                                                 Name:   Bart Blatstein
                                                 Title:  President

                                        REED DEVELOPMENT ASSOCIATES, INC.

                                           By:   /s/  Bart Blatstein
                                                 -------------------------------
                                                 Name:   Bart Blatstein
                                                 Title:  President

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 31st day of October, 2003 before me, the undersigned Notary Public, personally appeared Bart Blatstein, who acknowledged himself to be the President of FIREHOUSE REALTY CORP., a Pennsylvania corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
--------------------------------
                   Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 31st day of October, 2003 before me, the undersigned Notary Public, personally appeared Bart Blatstein, who acknowledged himself to be the President of RIVER VIEW DEVELOPMENT CORP., a Pennsylvania corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
--------------------------------
                   Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 31st day of October, 2003 before me, the undersigned Notary Public, personally appeared Bart Blatstein, who acknowledged himself to be the President of SOUTH RIVER VIEW PLAZA, INC., a Pennsylvania corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
--------------------------------
                   Notary Public
My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 31st day of October, 2003 before me, the undersigned Notary Public, personally appeared Bart Blatstein, who acknowledged himself to be the President of REED DEVELOPMENT ASSOCIATES, INC., a Pennsylvania corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
--------------------------------
                   Notary Public

My commission expires:

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss:
COUNTY OF PHILADELPHIA          )

AND NOW, this 31st day of October, 2003 before me, the undersigned Notary Public, personally appeared Bart Blatstein, who acknowledged himself to be the President of RIVERVIEW COMMONS, INC., a Pennsylvania corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/
--------------------------------
                   Notary Public

My commission expires: